                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:                [_] Confidential, For Use of the
                                            Commission Only (as permitted by
 [_] Preliminary Proxy Statement            Rule 14a-6(e)(2))

 [X] Definitive Proxy Statement
 [_] Definitive Additional Materials
 [_] Soliciting Material Pursuant to
   Rule 14a-11(c) or Rule 14a-12

                   The Prudential Investment Portfolios, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X] No fee required.
 [_] Fee computed on table below per
   Exchange Act Rules 14a-6(i)(1) and
   0-11.

   (1) Title of each class of securities to which transaction applies:

   ---------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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 [_] Fee paid previously with preliminary materials:

 ------------------------------------------------------------------------------

 [_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule, or Registration Statement no.:

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   (4) Date Filed:

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

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        PRUDENTIAL ACTIVE BALANCED FUND

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                AUGUST 6, 1998

                               ----------------

To Our Shareholders:

  Notice is hereby given that a Special Meeting of the Shareholders (Meeting) of Prudential Active Balanced Fund (the Fund), a portfolio of The Prudential Investment Portfolios, Inc. (formerly Prudential Jennison Series Fund, Inc.), will be held on August 6, 1998, at 9:00 a.m., eastern time, at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777, for the purpose of considering the following proposals:

    (1) To approve a new subadvisory agreement with The Prudential Investment Corporation;

    (2) To approve a change in the Fund's investment objective;

    (3) To approve certain changes to the Fund's fundamental investment policies; and

    (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  Only holders of shares of common stock of the Fund of record at the close of business on June 5, 1998, are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          S. JANE ROSE
                                          Secretary

July 6, 1998


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                        PRUDENTIAL ACTIVE BALANCED FUND

                               ----------------

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 6, 1998

                               ----------------

  This proxy statement is being furnished by the Board of Directors (the Board) of The Prudential Investment Portfolios, Inc., formerly Prudential Jennison Series Fund, Inc. (PIP), to holders of shares of common stock (Shares) of Prudential Active Balanced Fund (the Fund), a portfolio of PIP, in connection with its solicitation of proxies to be used at a Special Meeting of the Fund's Shareholders (Meeting) to be held on August 6, 1998, at 9:00 a.m., eastern time, or any adjournment(s) thereof, at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. This proxy statement first is being mailed to shareholders on or about July 6, 1998.

  A quorum of a majority of the Shares outstanding at the close of business on June 5, 1998 (Record Date), represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention), the Shares represented thereby will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. If an abstention represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present for purposes of determining a quorum and be deemed not cast. Accordingly, abstentions and broker "non-votes" effectively will be a vote against adjournment and against each item in Proposals Nos. 1, 2 and 3, each of which requires approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (Investment Company
Act). Under the Investment Company Act, this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the proposals described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and plan number or social security number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

  As of the Record Date, the Fund had 12,668,802 Shares issued and outstanding (193,503 Class A Shares, 150,015 Class B Shares, 11,308 Class C Shares and 12,313,976 Class Z Shares). The Record Date determines which shareholders are entitled to notice of, and to vote at, the Meeting. Information relating to shareholders who owned beneficially 5% or more of the Shares of any class of the Fund as of June 5, 1998 is annexed as Exhibit C. To the knowledge of management, the executive officers of PIP and the Board, as a group, owned less than 1% of the outstanding Shares of the Fund as of June 5, 1998.

  Copies of the Fund's most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Additional copies of the Fund's annual and semi-annual reports are available without charge upon request to the Fund at the address or toll-free number shown on the previous page.

  Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal. Shareholders do not vote by class.

                               GENERAL OVERVIEW

  Jennison Associates LLC (Jennison) served as the Fund's subadviser from January 23, 1998, when the Fund first offered its shares as a separate portfolio of PIP, through May 31, 1998. Jennison also served as the investment adviser to a predecessor investment company whose assets were acquired by the Fund from January 1993 to January 1998. Jennison served as the Fund's subadviser pursuant to the terms of a Subadvisory Agreement dated January 23, 1998 between Prudential Investments Fund Management LLC (PIFM), the Fund's manager, and Jennison (the Jennison Agreement). Since the Fund's inception, the Board and PIFM have monitored the performance of the Fund to determine how it compares to the performance of comparable funds. As more fully described below, that Board recently determined that the Fund's performance could be improved and that it therefore would be in the Fund's best interest to replace Jennison with a new subadviser. Accordingly, at a meeting held on May 14, 1998, the Board approved the termination of the Jennison Agreement and approved the engagement of The Prudential Investment Corporation, doing business as Prudential Investments (PI), as the new subadviser to the Fund effective June 1, 1998 pursuant to the terms of a new Subadvisory Agreement between PIFM and PI (the New Subadvisory Agreement).

  Also in an effort to improve the Fund's performance, the Board has determined that it would be in the Fund's best interest to modify the Fund's investment objective and certain fundamental investment policies, as more specifically set forth below.

  Finally, in conjunction with the termination of Jennison as subadviser to the Fund, the Board approved a change in the name of Prudential Jennison Series Fund, Inc. to The Prudential Investment Portfolios, Inc., effective June 1, 1998. For the same reason, the Board approved a change in the Fund's name to Prudential Active Balanced Fund from Prudential Jennison Active Balanced Fund. Shareholders of the Fund are not required to approve these name changes, which have already become effective.

  SHAREHOLDERS ARE REQUESTED TO APPROVE THOSE CHANGES THAT ARE DESCRIBED BELOW IN PROPOSALS NOS. 1, 2 AND 3.

                   INFORMATION ABOUT PIP'S BOARD OF DIRECTORS

    NAME AND ADDRESS        POSITION WITH
        ** (AGE)                 PIP          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    ----------------     -------------------- -----------------------------------------
Edward D. Beach (73).... Director              President and Director of BMC Fund,
                                               Inc., a closed-end investment company;
                                               previously, Vice Chairman of Broyhill
                                               Furniture Industries, Inc.; Certified
                                               Public Accountant; Secretary and
                                               Treasurer of Broyhill Family
                                               Foundation, Inc.; Member of the Board
                                               of Trustees of Mars Hill College;
                                               Director of The High Yield Income
                                               Fund, Inc.
Delayne Dedrick Gold     Director              Marketing and Management Consultant;
 (59)...................                       Director of The High Yield Income
                                               Fund, Inc.
*Robert F. Gunia (51)... Vice President and    Vice President, Prudential Investments
                         Director              (since May 1996); Executive Vice
                                               President and Treasurer, PIFM; Senior
                                               Vice President (since March 1987) of
                                               Prudential Securities Incorporated
                                               (Prudential Securities); formerly
                                               Chief Administrative Officer (July
                                               1990-September 1996), Director
                                               (January 1989-September 1996) and
                                               Executive Vice President, Treasurer
                                               and Chief Financial Officer (June
                                               1987-September 1996) of Prudential
                                               Mutual Fund Management, Inc.; Vice
                                               President and Director of The Asia
                                               Pacific Fund, Inc. (since May 1989);
                                               Director of The High Yield Income
                                               Fund, Inc.
Douglas H. McCorkindale  Director              Vice Chairman (since March 1984) and
 (58)...................                       President (since September 1997) of
                                               Gannett Co. Inc. (publishing and
                                               media); Director of Gannett Co. Inc.,
                                               Frontier Corporation and Continental
                                               Airlines, Inc.
*Mendel A. Melzer, CFA   Director              Chief Investment Officer (since
 (38).. 751 Broad Street                       October 1996) of Prudential Mutual
 Newark, NJ 07102                              Funds & Annuities; formerly Chief
                                               Financial Officer (November 1995-
                                               September 1996) of Prudential
                                               Investments, Senior Vice President and
                                               Chief Financial Officer of Prudential
                                               Preferred Financial Services (April
                                               1993-November 1995), Managing Director
                                               of Prudential Investment Advisors
                                               (April 1991-April 1993) and Senior
                                               Vice President of Prudential Capital
                                               Corporation (July 1989-April 1991);
                                               Chairman and Director of Prudential
                                               Series Fund, Inc.; Director of The
                                               High Yield Income Fund, Inc.

    NAME AND ADDRESS        POSITION WITH
        ** (AGE)                 PIP          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    ----------------     -------------------- -----------------------------------------
Thomas T. Mooney (56)... Director              President of the Greater Rochester
                                               Metro Chamber of Commerce; former
                                               Rochester City Manager; Trustee of
                                               Center for Governmental Research,
                                               Inc.; Director of Blue Cross of
                                               Rochester, Monroe County Water
                                               Authority, Rochester Jobs, Inc.,
                                               Executive Service Corps of Rochester,
                                               Monroe County Industrial Development
                                               Corporation, Northeast-Midwest
                                               Institute, The Business Council of New
                                               York State and The High Yield Income
                                               Fund, President, Director and
                                               Treasurer First Financial Fund, Inc.
                                               and The High Yield Plus Fund, Inc.
Stephen P. Munn (55).... Director              Chairman (since January 1994),
                                               Director and President (since 1988)
                                               and Chief Executive Officer (1988-
                                               December 1993) of Carlisle Companies
                                               Incorporated (manufacturer of
                                               industrial products).
*Richard A. Redeker      President and         Employee of Prudential Investments;
 (54)................... Director              formerly President, Chief Executive
 751 Broad Street                              Officer and Director (October 1993-
 Newark, NJ 07102                              September 1996) of Prudential Mutual
                                               Fund Management, Inc., Executive Vice
                                               President, Director and Member of the
                                               Operating Committee (1993-September
                                               1996), Prudential Securities, Director
                                               (October 1993-September 1996) of
                                               Prudential Securities Group, Inc.,
                                               Executive Vice President, The
                                               Prudential Investment Corporation
                                               (January 1994-September 1996),
                                               Director (January 1994-September
                                               1996), Prudential Mutual Fund
                                               Distributors, Inc. and Prudential
                                               Mutual Fund Services, Inc., and Senior
                                               Executive Vice President and Director
                                               of Kemper Financial Services, Inc.
                                               (September 1978-September 1993);
                                               President and Director of The High
                                               Yield Income Fund, Inc.
Robin B. Smith (58)..... Director              Chairman (since August 1996) and Chief
                                               Executive Officer (since January
                                               1988), formerly President (September
                                               1981-August 1996) and Chief Operating
                                               Officer (September 1981-December 1988)
                                               of Publishers Clearing House; Director
                                               of BellSouth Corporation, Texaco Inc.,
                                               Springs Industries Inc. and Kmart
                                               Corporation.

    NAME AND ADDRESS         POSITION WITH
        ** (AGE)                  PIP          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
    ----------------      -------------------- -----------------------------------------
Louis A. Weil, III (56).  Director              Publisher and Chief Executive Officer
                                                (since January 1996) and Director
                                                (since September 1991) of Central
                                                Newspapers, Inc.; Chairman of the
                                                Board (since January 1996), Publisher
                                                and Chief Executive Officer (August
                                                1991-December 1995) of Phoenix
                                                Newspapers, Inc., formerly Publisher
                                                of Time Magazine (May 1989-March
                                                1991), President, Publisher & CEO of
                                                The Detroit News (February 1986-August
                                                1989) and member of the Advisory
                                                Board, Chase Manhattan Bank-
                                                Westchester; Director of The High
                                                Yield Income Fund, Inc.
Clay T. Whitehead (59)..  Director              President (since May 1983) of National
                                                Exchange Inc. (new business
                                                development firm).
S. Jane Rose (52).......  Secretary             Senior Vice President (since December
                                                1996) of PIFM; Senior Vice President
                                                and Senior Counsel of Prudential
                                                Securities (since July 1992); formerly
                                                Senior Vice President (January 1991-
                                                September 1996) and Senior Counsel
                                                (June 1987-September 1996) of
                                                Prudential Mutual Fund Management,
                                                Inc.
Grace C. Torres (38)....  Treasurer and         First Vice President (since December
                          Principal Financial   1996) of PIFM; First Vice President
                          and Accounting        (since March 1994) of Prudential
                          Officer               Securities; formerly First Vice
                                                President (March 1994-September 1996)
                                                of Prudential Mutual Fund Management,
                                                Inc. and Vice President (July 1989-
                                                March 1994) of Bankers Trust
                                                Corporation.
Marguerite E.H. Morrison  Assistant Secretary   Vice President (since December 1996)
 (41)...................                        of PIFM; Vice President and Associate
                                                General Counsel of Prudential
                                                Securities (since September 1987);
                                                formerly Vice President and Associate
                                                General Counsel (June 1991-September
                                                1996) of Prudential Mutual Fund
                                                Management, Inc.
Stephen M. Ungerman       Assistant Treasurer   Tax Director of Prudential Investments
 (44)...................                        and the Private Asset Group of The
                                                Prudential Insurance Company of
                                                America (Prudential) (since March
                                                1996); formerly First Vice President
                                                of Prudential Mutual Fund Management,
                                                Inc. (February 1993-September 1996)
                                                and Senior Tax Manager of Price
                                                Waterhouse (1981-January 1993).

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                     APPROVAL OF NEW SUBADVISORY AGREEMENT
                                PROPOSAL NO. 1

  The Fund's current investment objective is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments. The Board's expectation has been that in seeking to achieve this objective, Jennison's management style would enable the Fund to perform as well as or better than comparable funds.

  Over time, however, Jennison's conservative outlook and substantial allocation of Fund assets to debt securities has caused the Fund's performance to lag behind that of comparable funds. After extensive review of the Fund's performance (and that of its predecessor) while advised by Jennison, PIFM recommended to the Board that Jennison be replaced as a subadviser to the Fund and that PI be retained as the new subadviser. This recommendation was approved at a meeting of the Board held on May 14, 1998, to take effect on June 1, 1998. At that meeting, the Board, including a majority of those Directors who are not parties to the contract or "interested persons" of any such parties within the meaning of the Investment Company Act (Independent Directors), also approved the New Subadvisory Agreement to take effect on June 1, 1998.

  The terms of the New Subadvisory Agreement are substantially similar to the terms of the Jennison Agreement, with the exception of the name of the subadviser and the commencement and termination dates, and except that PI will be reimbursed by PIFM for its reasonable costs and expenses in advising the Fund, whereas Jennison had been compensated by PIFM as described below. The form of the New Subsidiary Agreement is found in Exhibit A.

JENNISON AND THE TERMS OF THE JENNISON AGREEMENT

  Pursuant to the Jennison Agreement with PIFM, Jennison, 466 Lexington Avenue, New York, New York 10017, furnished investment advisory services in connection with the management of the Fund and was compensated by PIFM for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. The Jennison Agreement was approved by the Board, including a majority of the Independent Directors, on August 26, 1997 and was approved by the initial shareholder of the Fund on January 23, 1998. On May 14, 1998, the Board, including a majority of the Independent Directors, approved the termination of the Jennison Agreement and the replacement of Jennison by PI under the terms of the New Subadvisory Agreement.

  Pursuant to the Jennison Agreement, Jennison, subject to the supervision of PIFM and the Board and in conformity with the stated policies of the Fund, managed the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. Jennison provided supervision of the Fund's investments and determined from time to time what investments and securities were purchased, retained or sold by the Fund, and what portion of the assets were invested or held as cash. In addition, Jennison maintained all books and records with respect to the Fund's portfolio transactions required to be maintained pursuant to the Investment Company Act.

  PIFM has responsibility for all services provided to the Fund pursuant to a Management Agreement with PIP (the Management Agreement) and oversaw and reviewed Jennison's performance of its duties under the Jennison Agreement. Under the Management Agreement, the Fund pays PIFM for its services at an annual rate of .65 of 1% of the Fund's average daily net assets. The Management Agreement was last approved by the Board, including a majority of the Independent Directors, on May 14, 1998, and was approved by the initial shareholder of the Fund on January 23, 1998. The Fund, as a portfolio of PIP, had no shareholders until January 23, 1998, so it has not yet paid management or subadvisory fees during a completed fiscal year. Further information on PIFM and the Management Agreement is contained in Exhibit B.

  Under the Jennison Agreement, PIFM paid Jennison for services provided and the expenses assumed pursuant to the Jennison Agreement a fee at an annual rate of .30 of 1% of the average daily net assets of the

Fund up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. This fee was computed daily and paid monthly. The investment advisory services of Jennison to the Fund were not exclusive under the terms of the Jennison Agreement and Jennison was free to, and did, render investment advisory services to others.

  The Jennison Agreement provided that Jennison not be liable for any error of judgment or for any loss suffered by the Fund or PIFM in connection with the matters to which the Jennison Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on Jennison's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Jennison Agreement. The Jennison Agreement provided that it terminated automatically if assigned or upon termination of the Management Agreement and that it could be terminated by the Fund at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act and set forth above) of the Fund, or by PIFM or Jennison upon not more than 60 days' nor less than 30 days' written notice to the other party.

THE NEW SUBADVISORY AGREEMENT

  The terms of the New Subadvisory Agreement that you are being asked to approve are substantially similar to the terms of the Jennison Agreement, as discussed above, with the primary exception that PI will not receive a stated fee for its services. Instead, PIFM will reimburse PI for the reasonable costs and expenses it incurs in providing subadvisory services to the Fund. The form of the New Subadvisory Agreement is included in this Proxy Statement as Exhibit A. The rate of fees paid by the Fund to PIFM under the Management Agreement is unchanged.

INFORMATION ABOUT PI

  PI was organized in June 1984 under the laws of the State of New Jersey. PI currently serves as the investment adviser to substantially all of the other Prudential Mutual Funds. PI is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential) with its principal place of business at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. Certain information regarding the directors and executive officers of PI is set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

   NAME AND ADDRESS          POSITION WITH PI                 PRINCIPAL OCCUPATION
   ----------------      ------------------------- -------------------------------------------
E. Michael Caulfield     Chairman of the Board,    Chief Executive Officer of Prudential
                         President and Chief       Investments of Prudential
                         Executive Officer and
                         Director
Jonathan M. Greene       Senior Vice President and President--Investment Management of
                         Director                  Prudential Investments of Prudential;
                                                   Senior Vice President and Director of PI
John R. Strangfeld, Jr.  Vice President and        President of Private Asset Management Group
                         Director                  of Prudential; Senior Vice President of
                                                   Prudential; Vice President and Director of
                                                   PI

  The following table sets forth information with respect to investment companies having similar investment objectives and policies to the Fund, the amount paid to PIFM as manager to these funds and the amount paid to PI as reimbursement for its reasonable costs and expenses incurred in acting as investment adviser to such funds for the fiscal years ended July 31, 1997 for Prudential Balanced Fund and December 31, 1997 for Prudential Series Fund.

                                                       AMOUNT
                                   AMOUNT PAID        REIMBURSED  AVERAGE NET
NAME OF FUND                         TO PIFM            TO PI        ASSETS
------------                 ----------------------- ----------- --------------
Prudential Balanced Fund....  .65 of 1% ($5,475,097) $  442,761  $  842,323,000
Prudential Series Fund
  Conservative Balanced
   Portfolio................ .55 of 1% ($25,757,735) $2,723,523  $4,683,877,509
  Flexible Managed Portfo-
   lio...................... .60 of 1% ($31,740,440) $3,791,681  $5,290,216,147

BROKERAGE COMMISSIONS

  Prudential Securities Incorporated (Prudential Securities), One Seaport Plaza, New York, New York 10292, or other affiliated broker-dealers may act as broker on behalf of the Fund in the purchase and sale of portfolio securities. During the fiscal year ended September 30, 1997, the Fund did not pay any brokerage commissions to Prudential Securities or any other affiliated broker-dealer.

RECOMMENDATION OF THE BOARD

  Section 15 of the Investment Company Act normally requires that before a subadviser can render services to a fund, the fund's shareholders must approve the subadviser's contract with the fund. However, Rule 15a-4 under the Investment Company Act allows a subadviser to provide investment advisory services to a fund as long as: (a) its contract with the fund has been approved by the fund's board of directors, including a majority of the independent directors, and (b) the contract is approved by the shareholders of the fund within 120 days of its effective date.

  The New Subadvisory Agreement was approved by the Board, including the Independent Directors, on May 14, 1998 and became effective on June 1, 1998. If approved by the shareholders of the Fund, the New Subadvisory Agreement will continue in effect for a period of two years, unless terminated earlier in accordance with its terms. Thereafter, the New Subadvisory Agreement will continue automatically for successive annual periods, provided that it is specifically approved at least annually by (a) the Board or a majority of the outstanding Shares of the Fund and (b) a vote of a majority of the Independent Directors.

  In deciding to terminate the Jennison Agreement, the Board focused on how the Fund performed while advised by Jennison and compared the Fund's performance to that of similar funds. Due to Jennison's conservative outlook and substantial allocation of Fund assets to bonds, the Fund has not performed as well as other comparable funds. Similarly, the Board's decision to retain PI as the new subadviser to the Fund was based on the Board's wish to improve the Fund's performance. The Board believes that the investment philosophy of PI and specifically of Mark Stumpp and Jim Scott, the portfolio managers primarily responsible for the day-to-day management of the Fund, may enhance the Fund's investment performance. They use quantitative techniques to identify asset classes and securities that appear mispriced relative to fundamental values. The Board believes that replacing Jennison with PI is in the best interests of the Fund and its shareholders.

  The Board, including its Independent Directors, recommends that shareholders approve the New Subadvisory Agreement.

  If shareholders of the Fund do not approve the New Subadvisory Agreement, the Board would seek to obtain the interim advisory services at cost from PI or from another investment adviser. Thereafter, the Board would either negotiate a new investment advisory agreement with another investment advisory organization or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund.

REQUIRED VOTE

  Adoption of Proposal No. 1 will require the approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act. Under the Investment Company Act, a majority of the outstanding voting securities of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

                THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS,
            RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 1.

                               ----------------

                  APPROVAL OF CHANGE IN INVESTMENT OBJECTIVE
                                PROPOSAL NO. 2

  On May 14, 1998, at PIFM's request, the Board considered and adopted a new investment objective for the Fund, subject to shareholder approval of this change. The Board is recommending that you approve the new investment objective. The Fund's current investment objective is "to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments." The Board has approved that the Fund's investment objective be restated as follows:

    The Fund's investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

  The Board believes that this modification, combined with the Fund's change in subadviser, may help the Fund's performance. Although the Fund will continue to invest primarily in equity, fixed-income and money market instruments, the proposed investment objective will specifically allow PI to focus its investments on those securities which PI believes have been undervalued. PIFM and PI believe that the flexibility to invest in undervalued securities will enable PI to better pursue long-term growth of capital for the Fund. The new objective will be followed upon approval of shareholders of the Fund.

REQUIRED VOTE

  Approval of Proposal No. 2 requires the approval of a majority of the outstanding voting securities of the Fund, as defined in Proposal No. 1.

                THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS,
            RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                               ----------------

                 APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
                           RESTRICTIONS AND POLICIES
                                PROPOSAL NO. 3

  Pursuant to the Investment Company Act, the Fund has adopted certain fundamental investment restrictions and policies (fundamental policies) which are set forth in its prospectus and statement of additional information. These fundamental policies may be changed only with approval of the Fund's shareholders. Restrictions and policies that the Fund has not specifically designated as being fundamental are considered "non-fundamental" and may be changed by the Board without shareholder approval.

  PIFM has proposed two changes to the Fund's fundamental policies that are consistent with the Fund's proposed new investment objective and new investment adviser. The Board has approved these revisions to the Fund's fundamental policies, subject to shareholder approval. The Board believes that the proposed changes will allow the Fund greater investment flexibility to respond to future investment opportunities.

  ITEM 3(A). APPROVAL OF AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS TO PERMIT AN INCREASE IN THE BORROWING CAPABILITIES OF THE FUND.

  The Fund currently may borrow money only "from banks or through forward rolls, dollar rolls or reverse repurchase agreements in an amount up to 20% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings." If this
Item 3(a) is approved, this 20% limit would be increased to 30% in each instance.

  The Fund occasionally borrows money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. Although the Fund has not experienced difficulties under its current policies, PIFM and PI believe that the proposed change would enhance management flexibility. The modification would afford the Fund a greater capacity to satisfy net redemptions of its shares on a temporary basis, without having to resort to forced sales of portfolio securities at possibly disadvantageous prices, to borrow money on a temporary basis for the clearance of transactions and to borrow money to take advantage of investment opportunities.

  Borrowing to invest an increased percentage of its total assets in securities would involve additional risk to the Fund since interest expenses may be greater than the income from or appreciation of the securities financed and the value of securities financed may decline below the amount borrowed. If the Fund were to borrow to invest in securities, even for only temporary purposes, any investment gains made on the securities in excess of interest paid on the borrowing would cause the net asset value of the Fund to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased failed to cover their cost (including any interest accrued on the money borrowed) to the Fund, the net asset value would decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

  ITEM 3(B). APPROVAL OF AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS TO ALLOW INVESTMENTS IN SHARES OF AFFILIATED PRIVATE INVESTMENT COMPANIES.

  Currently, the Fund is prohibited from investing in securities of other non-affiliated investment companies, "except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition." If this Item 3(b) is approved, the existing fundamental policy will be modified to allow the Fund to invest in non-publicly offered registered investment companies (private funds). The Board has authorized the Fund to file an exemptive application with the Securities and Exchange Commission that, if granted, would allow the Fund and other Prudential Mutual Funds to engage in a comprehensive securities lending program. If the order is granted, the Fund would be permitted, together with other Prudential Mutual Funds, to invest cash collateral generated through the securities lending program in private funds, to invest in private funds for cash management purposes, and to invest jointly with non-mutual fund accounts in private funds.

  PI has identified significant benefits from the ability to invest in private funds. The only investors in the private funds would be the Prudential Mutual Funds and non-investment company accounts privately managed by PI. This investment would allow the Fund more efficiently to manage short-term assets by creating larger investment pools to acquire short-term securities. In order to permit the Fund to invest in private funds, it is proposed that the investment restriction be revised to read as follows:

    The Fund may not invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Securities and Exchange Commission may impose by rule or order.


  The Board believes the proposed amendment would provide PI with additional flexibility to take advantage of investment opportunities. However, because any shares that the Fund holds in another investment company will be subject to the management fees and expenses of such investment company, investment by the Fund in other investment companies, including private funds, may result, in effect, in payment by the Fund's shareholders of duplicate fees and expenses.

REQUIRED VOTE

  Approval of each Item under Proposal No. 3 requires the approval of a majority of the outstanding voting securities of the Fund, as defined under Proposal No. 1.

                THE BOARD, INCLUDING ITS INDEPENDENT DIRECTORS,
      RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3(A) AND 3(B).

                               ----------------

                            ADDITIONAL INFORMATION

  The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PIFM or other affiliates of Prudential, who will not receive any compensation therefor from the Fund, or by Shareholder Communications Corporation, a proxy solicitation firm retained by the Fund, whose estimated fees and expenses are not expected to exceed $3,500. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

                             SHAREHOLDER PROPOSALS

  Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

  The Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board of the Fund not to hold annual meetings of shareholders unless such shareholder action is required.

                                OTHER BUSINESS

  Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

                                          By order of the Board of Directors,

                                          S. JANE ROSE
                                          Secretary

July 6, 1998


       IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                      EXHIBIT A

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
                       (PRUDENTIAL ACTIVE BALANCED FUND)

                             SUBADVISORY AGREEMENT

  Agreement made as of this 1st day of June, 1998 between Prudential Investments Fund Management LLC, a New York limited liability company (PIFM or the Manager), and The Prudential Investment Corporation, a New Jersey Corporation (the Subadviser).

  WHEREAS, the Manager has entered into a Management Agreement, dated January 23, 1998 (the Management Agreement), with The Prudential Investment Portfolios, Inc., formerly Prudential Jennison Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Prudential Active Balanced Fund (the Series).

  WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Series in connection with the management of the Series and the Subadviser is willing to render such investment advisory services.

  NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Fund, the Subadviser shall manage the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention and disposition thereof, in accordance with the Series' investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

      (i) The Subadviser shall provide supervision of the Series' investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Series, and what portion of the assets will be invested or held uninvested as cash.

      (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation and By-Laws of the Fund and Prospectus of the Series and with the instructions and directions of the Manager and of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

      (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by the Series and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Fund's Registration Statement and the Series' Prospectus or as the Board of Directors may direct from time to time. In providing the Series with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Series' investment transaction business. It is also understood that it is desirable for the Series that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Series with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

      On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Series as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Series and to such other clients.

      (iv) The Subadviser shall maintain all books and records with respect to the Series' portfolio transactions required by subparagraphs (b)(5),
    (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request.

      (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the Series' assets and shall provide the Manager with such information upon request of the Manager.

      (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

    (b) The Subadviser shall authorize and permit any of its trustees, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

    (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

    2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services described in paragraph 1 hereof.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of no more than 120 days unless approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, and thereafter for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this

  Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to stockholders of the Series or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. This Agreement may be amended by mutual consent, but the consent of the Series must be obtained in conformity with the requirements of the 1940 Act.

    9. This Agreement shall be governed by the laws of the State of New York.

  IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          Prudential Investments Fund
                                           Management LLC

                                                    /s/ Robert F. Gunia
                                          By: _________________________________
                                                      ROBERT F. GUNIA
                                                 Executive Vice President

                                          The Prudential Investment
                                           Corporation

                                                   /s/ Mendel A. Melzer
                                          By: _________________________________
                                                     MENDEL A. MELZER
                                                   Senior Vice President

                                                                      EXHIBIT B

                            MANAGEMENT OF THE FUND

THE MANAGER

  Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of January 23, 1998 (the Management Agreement).

TERMS OF THE MANAGEMENT AGREEMENT

  Pursuant to the Management Agreement, PIFM, subject to the supervision of the Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. The Manager is authorized to enter into a subadvisory agreement for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to such subadvisory agreement.

  Pursuant to the Management Agreement, PIFM, subject to the supervision of PIP's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  PIFM has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

  In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's subadviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

    (c) the costs and expenses payable to the subadviser pursuant to the subadvisory agreement between PIFM and the subadviser.

  For its services, PIFM is compensated by the Fund at the rate of .65% of the average daily net assets of the Fund.

  The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.

  Except as indicated above, the Fund is responsible under the Management Agreement for the payment of its expenses, including (a) the fees payable to PIFM, (b) the fees and expenses of Directors who are not affiliated persons of PIFM or the subadviser, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of any stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission and making notice filings with the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) expenses assumed pursuant to any Plan of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

INFORMATION ABOUT PIFM

  PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

  PIFM acts as manager for the following investment companies:

    Open-End Management Investment Companies: Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

  Closed-End Management Investment Company: The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

  The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                     POSITION WITH PIFM            PRINCIPAL OCCUPATIONS
----                     ------------------            ---------------------
Frank W. Giordano....... Executive Vice President,     Executive Vice President, Secretary
                          Secretary and General         and General Counsel, PIFM;
                          Counsel                       Senior Vice President, Prudential
                                                        Securities
Robert F. Gunia......... Executive Vice President      Vice President, Prudential
                          and Treasurer                 Investments; Executive Vice
                                                        President and Treasurer, PIFM;
                                                        Senior Vice President, Prudential
                                                        Securities
Neil A. McGuinness...... Executive Vice President      Executive Vice President and
                                                        Director of Marketing, Prudential
                                                        Mutual Funds & Annuities
                                                        (PMF&A); Executive Vice President, PIFM
Brian Storms............ Officer-in-Charge, President, President, PMF&A; Officer-in-
                          Chief Executive Officer       Charge, President, Chief
                          and Chief Operating Officer   Executive Officer and Chief
                                                        Operating Officer, PIFM
Robert J. Sullivan...... Executive Vice President      Executive Vice President, PMF&A;
                                                        Executive Vice President, PIFM

THE TRANSFER AGENT

  The Fund's transfer agent is PMFS, Raritan Plaza One, Edison, New Jersey 08837. PMFS is a wholly-owned subsidiary of PIFM. PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20.

                                                                       EXHIBIT C

                        FIVE PERCENT SHAREHOLDER REPORT

  As of June 5, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund are listed below.

           FUND NAME AND CLASS                  REGISTRATION          SHARES   (PERCENT)
 ---------------------------------------- ------------------------   --------- ---------
 Prudential Active Balanced Fund--Class A Prudential Securities         12,925   (6.6%)
                                          Incorporated
                                          C/F Mr. C. Reed Neilsen
                                          IRA Rollover DTD
                                          12/29/97
                                          1566 Highland Drive
                                          North Logan, UT 84341-
                                          2142
                                          Prudential Bank & Trust       55,187  (28.5%)
                                          Company IRA
                                          Attn: J. Surdy
                                          30 Scranton Office Park
                                          Moosic, PA 18507-1755
 Prudential Active Balanced Fund--Class C Leonora J. Stevenson           2,161  (19.1%)
                                          10241 SW Picks Ct.
                                          Tigard, OR 97224
                                          Profile Concrete Corp.         1,466  (12.9%)
                                          Jeffrey Dandrea
                                          6980 Rapids Road
                                          Lockport, NY 14094-7945
                                          Francis L. White                 778   (6.8%)
                                          1103 E. Main St.
                                          Greenfield, IN 46140
                                          Roger K. Hendrickson and         609   (5.3%)
                                          Kathryn K. Hendrickson
                                          JTTen
                                          3005 Bayside Drive
                                          Mandan, ND 58554
                                          Dempsey Construction           1,153  (10.1%)
                                          P.O. Box 657
                                          Mammoth Lakes, CA 93546
 Prudential Active Balanced Fund--Class Z Thrifty Payless 401(k)     3,283,729  (26.6%)
                                          Plan and Profit Sharing    1,568,727  (12.7%)
                                          Plan
                                          and Rite Aid Employee
                                          Investment Opportunity
                                          Plan,
                                          Rite Aid Corporation
                                          30 Hunter Lane
                                          Camp Hill, PA 17011
                                          BMG Entertainment            851,545   (6.9%)
                                          401(k) Savings Plan
                                          Bertelsmann, Inc.
                                          1540 Broadway, 24th Fl.
                                          New York, NY 10036

                                     PROXY

                                        THIS PROXY IS SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS.
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
PRUDENTIAL ACTIVE BALANCED FUND        The undersigned hereby appoints Grace
GATEWAY CENTER THREE                   C. Torres, S. Jane Rose and Marguerite
100 MULBERRY STREET                    E. H. Morrison as Proxies, each with
NEWARK, NEW JERSEY 07102-4077          the power of substitution, and hereby
                                       authorizes each of them to represent
                                       and to vote, as designated below, all
                                       the shares of Prudential Active
                                       Balanced Fund (the "Fund") held of
                                       record by the undersigned on June 5,
                                       1998, at the Special Meeting of
                                       Shareholders to be held on August 6,
                                       1998, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
PROPOSALS:


1. Approval of a New Subadvisory Agreement with     [_] For        [_] Against       [_] Abstain
   The Prudential Investment Corporation

2. Approval of a change in the Fund's investment objective
                                                    [_] For        [_] Against       [_] Abstain

3. Approval of a change to the Fund's
   fundamental investment policies, as outlined
   below:
 a. Increasing the borrowing capabilities of the Fund.
                                                    [_] For        [_] Against       [_] Abstain
 b. Allowing investment in shares of affiliated private investment companies.
                                                    [_] For        [_] Against       [_] Abstain

  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S).
IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                                    When signing as attorney,
                                                    executor, administrator,
                                                    trustee or guardian,
                                                    please give full title as
                                                    such. If a corporation,
                                                    please sign in full corpo-
                                                    rate name by president or
                                                    other authorized officer.
                                                    If a partnership, please
                                                    sign in partnership name
                                                    by authorized person.

                                             Dated: ____________________ , 1998

                                             ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature, if held jointly